QUANTX Risk Managed Growth ETF

QXGG

QUANTX Risk Managed Multi-Asset Income ETF

QXMI

QUANTX Risk Managed Real Return ETF

QXRR

QUANTX Risk Managed Multi-Asset Total Return ETF

QXTR

QUANTX Dynamic Beta US Equity ETF

XUSA

Each a series of Northern Lights Fund Trust IV

Supplement dated October 12, 2017

to the Statement of Additional Information (“SAI”) dated January 20, 2017

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Effective October 2, 2017, Ira Rothblut resigned from the Board of Trustees of the Northern Lights Fund Trust IV and Chairman of the Audit Committee. Mr. Joseph Breslin will replace Mr. Rothblut as the Chairman of the Audit Committee.

The following replaces the section Board Risk Oversight on page 15:

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

The following replaces the first paragraph in Trustee Qualifications on page 15:

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Breslin has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate based, in part, upon his years of service as an officer and/or Trustee to other registered investment companies. Thomas Sarkany is qualified to serve as a Trustee based on his experience in various business and consulting positions, and through his experience from service as a board member of the Trust and other investment companies. Since 2010, he has been the President of a financial services firm and from 1994 through 2010, held various roles at a publicly held company providing financial research, publications and money management services to retail and institutional investors, including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. In addition to his service as a Trustee of the Trust, Mr. Sarkany serves as a trustee of the Northern Lights Fund Trust II and has previously served as a director of certain public companies. Charles R. Ranson has more than 20 years’ experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. In addition to his service to the Trust, Mr. Ranson serves as an independent trustee to another mutual fund complex. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Ira Rothblut and the accompanying information is deleted from the table titled Independent Trustees on pages 15 through 16.

The following note is added to “Ira Rothblut” in the table under Compensation on page 17:

** Ira Rothblut resigned from the Board of Trustees of Trust effective October 2, 2017.

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The following replaces the disclosure in the Sub-section Redemption Requests in the Section Redeeming a Creation Unit on page 29 of the SAI:

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to a Fund that it has ascertained or has reasonable grounds to believe that as of the time of the contractual settlement date, that (i) it or its customer, as the case may be, owns, will own or have the authority and right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund on the contractual settlement date. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by a Fund.

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This Supplement and the Prospectus and Statement of Additional Information, both dated January 20, 2017, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling the Fund at 1-866-270-0300.

Please retain this Supplement for future reference